Exhibit 99.2

SUPPLEMENTAL INFORMATION      ||     PERIOD ENDED DECEMBER 31, 2019

INTRODUCTION

Overview

Seritage Growth Properties (NYSE: SRG) (“Seritage” or the “Company”) is a fully-integrated, self-administered and self-managed REIT that is principally engaged in the acquisition, ownership, development, redevelopment, management, and leasing of diversified retail and mixed-use real estate throughout the United States.

As of December 31, 2019, the Company’s portfolio consisted of interests in 212 properties totaling approximately 33.4 million square feet of gross leasable area, including 184 wholly owned properties totaling approximately 28.7 million square feet of GLA across 44 states and Puerto Rico (the “Wholly Owned Properties”), and interests in 28 joint venture properties totaling approximately 4.7 million square feet of GLA across 14 states (the “JV Properties”).

The Company’s primary objective is to create value for its shareholders through the re-leasing and redevelopment of the majority of its Wholly Owned Properties and JV Properties.  In doing so, the Company expects to meaningfully grow net operating income and diversify its tenant base while transforming its portfolio from one with a single-tenant orientation to one comprised predominately of first-class, multi-tenant shopping centers and larger-scale, mixed-use properties.  In order to achieve its objective, the Company intends to execute the following strategies:

•	Convert single-tenant buildings into multi-tenant properties at meaningfully higher rents;
•	Maximize the value of vast land holdings through retail and mixed-use densification;
•	Leverage existing and future joint venture relationships with leading landlords and financial partners; and
•	Maintain a flexible capital structure to support value creation activities.

Background

On June 11, 2015, Sears Holdings Corporation (“Sears Holdings”) effected a rights offering to Sears Holdings stockholders to purchase common shares of Seritage in order to fund, in part, the $2.7 billion acquisition of (i) 234 of Sears Holdings’ owned properties and one of its ground leased properties (the “Acquired Properties”), and (ii) Sears Holdings’ 50% interests in three joint ventures that collectively owned 28 properties, ground leased one property and leased two properties (the “Acquired JV Properties”).  Concurrent with the acquisition, the Company leased back to Sears Holdings space at 224 of the Acquired Properties under a master lease agreement (the “Original Master Lease”) and space at all 31 Acquired JV Properties under multiple master lease agreements (the “Original JV Master Leases”).

The rights offering ended on July 2, 2015, and the Company’s Class A common shares were listed on the New York Stock Exchange on July 6, 2015.  On July 7, 2015, the Company completed the transactions with Sears Holdings and commenced operations.  The Company did not have any operations prior to the completion of the rights offering and the transactions with Sears Holdings.

As of December 31, 2019, and after giving effect to certain Sears and Kmart properties that are subject to pending recapture or termination notices, the Company leased space at 17 Wholly Owned Properties to Transform Holdco LLC (“Holdco”), an affiliate of ESL Investments, Inc. (“ESL”) and the successor to Sears Holdings, under a master lease (the “Holdco Master Lease”).  The Company also leased space to Holdco at two JV Properties (the “Holdco JV Leases”).

General Information

Unless the context indicates otherwise, references in this supplemental information package (the "Supplemental") to "Seritage Growth,” “Seritage,” the “Company,” or “SRG” refer to Seritage Growth Properties and its subsidiaries.  Additionally, where reference is made to "GAAP", this refers to accounting principles generally accepted in the United States.

i

TABLE OF CONTENTS

SERITAGE GROWTH PROPERTIES

SUPPLEMENTAL INFORMATION

PERIOD ENDED DECEMBER 31, 2019

ii

COMPANY INFORMATION

Company Contacts
Benjamin Schall	President and Chief Executive Officer	Kenneth Lombard	EVP and Chief Operating Officer
Brian Dickman	EVP and Chief Financial Officer	Matthew Fernand	EVP and General Counsel
James Bry	EVP, Development and Construction	Mary Rottler	EVP, Leasing and Operations
ir@seritage.com	Investor Relations and Communications	646.277.1268

Summary Information

December 31, 2019

(In thousands, except per share, PSF and ratio amounts)

Quarter Ended December 31,	Year Ended December 31,
Financial Results	2019	2018	2019	2018
Net loss attributable to Seritage common shareholders (page 3)	$(25,874)	$(56,038)	$(64,297)	$(78,375)
Total NOI (page 5)	19,083	34,055	72,667	143,107
FFO (page 7)	(20,059)	7,009	(33,793)	24,111
Company FFO (page 7)	(14,966)	(4,438)	(33,896)	15,746
Net loss per diluted share attributable to Seritage common shareholders (page 3)	$(0.70)	$(1.57)	$(1.77)	$(2.20)
FFO per diluted share (page 7)	(0.36)	0.13	(0.61)	0.43
Company FFO per diluted share (page 7)	(0.27)	(0.08)	(0.61)	0.28
Wtd. avg. diluted shares - EPS	36,846	35,589	36,413	35,560
Wtd. avg diluted shares - FFO/share	55,802	55,747	55,800	55,713
Stock trading price range	$39.02 to $45.50	$31.17 to $47.88	$32.98 to $46.49	$31.17 to $51.53

As of	As of
Financial Ratios (page 4)	December 31, 2019	December 31, 2018
Total debt to total market capitalization	41.0%	46.1%
Net debt to Company EBITDA	21.5	x	10.3	x
Company EBITDA to cash interest expense	0.7	x	1.3	x

As of	As of
Property Data (page 10)	December 31, 2019	December 31, 2018
Number of properties	212	232
Gross leasable area (total / at share)	33,371 / 31,046	36,299 / 33,951
Percentage leased (total / at share)	42.6% / 42.9%	67.0% / 66.3%

As of December 31, 2019
% of Total
Tenant Data (pages 10-11)	Annual Rent	Annual Rent	Annual Rent PSF
In-place diversified leases	$97,109	50.6%	$13.79
Signed not yet opened ("SNO") diversified leases	84,348	43.9%	20.06
Sears/Kmart	10,577	5.5%	5.10
Total	$192,034	100.0%	$14.42

As of December 31, 2018
% of Total
Annual Rent	Annual Rent	Annual Rent PSF
In-place diversified leases	$66,200	31.4%	$13.13
SNO diversified leases	83,297	39.5%	17.17
Sears/Kmart	61,341	29.1%	4.86
Total	$210,838	100.0%	$9.36

CONSOLIDATED FINANCIAL STATEMENTS

Condensed Consolidated Balance Sheets (unaudited)

December 31, 2019

(In thousands, except share and per share amounts)

	December 31, 2019	December 31, 2018
ASSETS
Investment in real estate
Land	$667,004	$696,792
Buildings and improvements	1,112,653	900,173
Accumulated depreciation	(147,696)	(137,947)
	1,631,961	1,459,018
Construction in progress	338,672	292,049
Net investment in real estate	1,970,633	1,751,067
Real estate held for sale	5,275	3,094
Investment in unconsolidated joint ventures	445,077	398,577
Cash and cash equivalents	139,260	532,857
Tenant and other receivables, net	54,470	36,926
Lease intangible assets, net	68,153	123,656
Prepaid expenses, deferred expenses and other assets, net	67,744	29,899
Total assets	$2,750,612	$2,876,076

LIABILITIES AND EQUITY
Liabilities
Term loan facility, net	$1,598,487	$1,598,053
Accounts payable, accrued expenses and other liabilities	108,755	127,565
Total liabilities	1,707,242	1,725,618

Commitments and contingencies

Shareholders' Equity
Class A common shares $0.01 par value; 100,000,000 shares authorized; 36,897,364 and 35,667,521 shares issued and outstanding as of December 31, 2019 and December 31, 2018, respectively	369	357
Class B common shares $0.01 par value; 5,000,000 shares authorized; 1,242,536 and 1,322,365 shares issued and outstanding as of December 31, 2019 and December 31, 2018, respectively	12	13
Series A preferred shares $0.01 par value; 10,000,000 shares authorized; 2,800,000 shares issued and outstanding as of December 31, 2019 and December 31, 2018; liquidation preference of $70,000	28	28
Additional paid-in capital	1,149,721	1,124,504
Accumulated deficit	(418,711)	(344,132)
Total shareholders' equity	731,419	780,770
Non-controlling interests	311,951	369,688
Total equity	1,043,370	1,150,458
Total liabilities and equity	$2,750,612	$2,876,076

CONSOLIDATED FINANCIAL STATEMENTS

Condensed Consolidated Statements of Operations (unaudited)

December 31, 2019

(In thousands, except per share amounts)

	Quarter Ended December 31,		Year Ended December 31,
	2019	2018	2019	2018
REVENUE
Rental income	$37,927	54,947	$167,035	$213,558
Management and other fee income	(1,293)	167	1,598	1,196
Total revenue	36,634	55,114	168,633	214,754
EXPENSES
Property operating	11,122	8,583	42,123	28,705
Real estate taxes	9,080	9,649	38,595	42,446
Depreciation and amortization	36,578	92,627	104,581	226,675
General and administrative	12,970	9,980	39,156	34,788
Provision for doubtful accounts	—	—	—	257
Total expenses	69,750	120,839	224,455	332,871
Gain on sale of real estate	25,786	2,746	71,104	96,165
Equity in loss of unconsolidated joint ventures	(3,656)	(3,442)	(17,994)	(10,448)
Interest and other income	635	5,588	6,824	7,886
Interest expense	(26,878)	(25,016)	(94,519)	(90,020)
Change in fair value of interest rate cap	—	—	—	(23)
Loss before income taxes	(37,229)	(85,849)	(90,407)	(114,557)
Provision for income taxes	(113)	116	(196)	(321)
Net loss	(37,342)	(85,733)	(90,603)	(114,878)
Net loss attributable to non-controlling interests	12,693	30,920	31,206	41,406
Net loss attributable to Seritage	$(24,649)	$(54,813)	$(59,397)	$(73,472)
Preferred dividends	(1,225)	(1,225)	(4,900)	(4,903)
Net loss attributable to Seritage common shareholders	$(25,874)	$(56,038)	$(64,297)	$(78,375)

Net loss per share attributable to Seritage Class A and Class C common shareholders - Basic	$(0.70)	$(1.57)	$(1.77)	$(2.20)
Net loss per share attributable to Seritage Class A and Class C common shareholders - Diluted	$(0.70)	$(1.57)	$(1.77)	$(2.20)
Weighted average Class A and Class C common shares outstanding - Basic	36,846	35,589	36,413	35,560
Weighted average Class A and Class C common shares outstanding - Diluted	36,846	35,589	36,413	35,560

SUPPLEMENTAL FINANCIAL INFORMATION

Market Capitalization and Financial Ratios

December 31, 2019

(In thousands, except per share and ratio amounts)

	As of		As of
Equity Market Capitalization	December 31, 2019		December 31, 2018
Class A common shares outstanding	36,897		35,668
OP units outstanding	18,905		20,119
Total shares & units outstanding	55,802		55,787
Share Price	$40.08		$32.33
Equity market capitalization	$2,236,544		$1,803,594

Total Market Capitalization
Equity market capitalization	$2,236,544		$1,803,594
Preferred equity	70,000		70,000
Total debt	1,600,000		1,600,000
Total market capitalization	$3,906,544		$3,473,594

Financial Ratios
Total debt to total market capitalization	41.0%		46.1%

Total debt	$1,600,000		$1,600,000
Cash and cash equivalents	(139,260)		(532,857)
Net Debt	$1,460,740		$1,067,143

Net debt to Company EBITDA (1)	21.5	x	10.3	x

Gross real estate investments	$2,354,787		$2,156,295
Investment in unconsolidated joint ventures	445,077		398,577
Total real estate investments	$2,799,864		$2,554,872

Net debt to total real estate investments	52.2%		41.8%

Interest expense (net of amounts capitalized) (1)	$94,519		$90,020
Amortization of deferred financing costs (1)	(434)		(10,323)
Cash interest expense (net of amounts capitalized) (1)	$94,085		$79,697

Company EBITDA to cash interest expense (net of amounts capitalized) (1)	0.7	x	1.3	x

(1)	For the twelve months ended December 31, 2019 and December 31, 2018, respectively.

SUPPLEMENTAL FINANCIAL INFORMATION

Total Net Operating Income

December 31, 2019

(In thousands)

	Quarter Ended December 31,		Year Ended December 31,
NOI and Total NOI	2019	2018	2019	2018
Net loss	$(37,342)	$(85,733)	$(90,603)	$(114,878)
Termination fee income	(20)	(11,549)	(5,545)	(18,711)
Management and other fee income	1,293	(167)	(1,598)	(1,196)
Depreciation and amortization	36,578	92,627	104,581	226,675
General and administrative expenses	12,970	9,980	39,156	34,788
Equity in loss of unconsolidated joint ventures	3,656	3,442	17,994	10,448
Gain on sale of real estate	(25,786)	(2,746)	(71,104)	(96,165)
Interest and other income	(635)	(5,588)	(6,824)	(7,886)
Interest expense	26,878	25,016	94,519	90,020
Change in fair value of interest rate cap	—	—	—	23
Provision for income taxes	113	(116)	196	321
NOI	$17,705	$25,166	$80,772	$123,439
NOI of unconsolidated joint ventures	1,606	5,036	9,851	19,138
Straight-line rent adjustment (1)	(80)	4,459	(15,742)	2,170
Above/below market rental income/expense (1)	(148)	(606)	(2,214)	(1,640)
Total NOI	$19,083	$34,055	$72,667	$143,107

	As of December 31,
Annualized Total NOI	2019	2018
Total NOI (per above)	$19,083	$34,055
Period adjustments (2)	1,428	163
Adjusted Total NOI	20,511	34,218
Annualize	x 4	x 4
Adjusted Total NOI annualized	82,044	136,872
Plus: estimated annual Total NOI from SNO leases	81,323	80,223
Less: estimated annual Total NOI from associated space to be recaptured from Sears	(2,656)	(4,354)
Annualized Total NOI	$160,711	$212,741

(1)	Includes adjustments for unconsolidated joint ventures.
(2)	Includes adjustments to account for leases not in place for the full period.

SUPPLEMENTAL FINANCIAL INFORMATION

EBITDAre and Company EBITDA

December 31, 2019

(In thousands)

	Quarter Ended December 31,		Year Ended December 31,
EBITDAre and Company EBITDA	2019	2018	2019	2018
Net loss	$(37,342)	$(85,733)	$(90,603)	$(114,878)
Interest expense	26,878	25,016	94,519	90,020
Interest expense (unconsolidated joint venture)	108	—	357	—
Provision for income and other taxes	113	(116)	196	321
Depreciation and amortization	36,578	92,627	104,581	226,675
Depreciation and amortization (unconsolidated joint ventures)	8,241	4,860	30,375	15,840
Gain on sale of real estate	(25,786)	(2,746)	(71,104)	(96,165)
EBITDAre	$8,790	$33,908	$68,321	$121,813
Termination fee income	$(20)	$(11,549)	$(5,545)	$(18,711)
Mortgage recording costs	5,008	—	5,008	—
Change in fair value of interest rate cap	—	—	—	23
Company EBITDA	$13,778	$22,359	$67,784	$103,125

SUPPLEMENTAL FINANCIAL INFORMATION

Funds from Operations and Company FFO

December 31, 2019

(In thousands, except per share amounts)

	Quarter Ended December 31,		Year Ended December 31,
FFO and Company FFO	2019	2018	2019	2018
Net loss	$(37,342)	$(85,733)	$(90,603)	$(114,878)
Real estate depreciation and amortization (consolidated properties)	36,053	91,853	$102,439	224,217
Real estate depreciation and amortization (unconsolidated joint ventures)	8,241	4,860	30,375	15,840
Gain on sale of real estate	(25,786)	(2,746)	(71,104)	(96,165)
Dividends on preferred shares	(1,225)	(1,225)	(4,900)	(4,903)
FFO attributable to common shareholders and unitholders	$(20,059)	$7,009	$(33,793)	$24,111
Termination fee income	(20)	(11,549)	(5,545)	(18,711)
Change in fair value of interest rate cap	—	—	—	23
Amortization of deferred financing costs	105	102	434	10,323
Mortgage recording costs	5,008	—	5,008	—
Company FFO attributable to common shareholders and unitholders	$(14,966)	$(4,438)	$(33,896)	$15,746

FFO per diluted common share and unit	$(0.36)	$0.13	$(0.61)	$0.43
Company FFO per diluted common share and unit	$(0.27)	$(0.08)	$(0.61)	$0.28

Weighted Average Common Shares and Units Outstanding
Weighted average common shares outstanding	36,846	35,589	36,413	35,560
Weighted average OP units outstanding	18,956	20,158	19,387	20,153
Weighted average common shares and units outstanding	55,802	55,747	55,800	55,713

SUPPLEMENTAL FINANCIAL INFORMATION

Additional Information

December 31, 2019

(In thousands)

	As of	As of
Debt Summary	December 31, 2019	December 31, 2018
Term Loan Facility (drawn / undrawn)	$1,600,000 / 400,000	$1,600,000 / 400,000
Interest rate / undrawn rate	7.00% / 1.00%	7.00% / 1.00%
Maturity	July 2023	July 2023

Prepaid Expenses, Deferred Expenses and Other Assets
Deferred expenses	$24,607	$9,621
Right of Use Asset	18,521	—
Other assets	9,275	5,411
Prepaid insurance	4,386	3,283
FF&E	4,321	5,299
Other prepaid expenses	4,133	3,605
Prepaid real estate taxes	2,501	2,680
Total prepaid expenses, deferred expenses and other assets	$67,744	$29,899

Accounts Payable, Accrued Expenses and Other Liabilities
Accounts payable and accrued expenses	$34,379	$28,065
Accrued development expenditures	17,006	26,180
Accrued real estate taxes	12,979	14,108
Below-market leases	10,648	12,281
Environmental reserve	9,477	9,477
Lease liability	7,668	—
Prepaid rental income	6,750	4,021
Accrued interest	4,978	4,978
Deferred maintenance	1,722	1,722
Unearned tenant reimbursements	1,575	10,975
Common and preferred dividends and OP Unit distributions payable	1,573	15,758
Total accounts payable, accrued expenses and other liabilities	$108,755	$127,565

SUPPLEMENTAL FINANCIAL INFORMATION

Additional Information (cont’d)

December 31, 2019

(In thousands, except per share amounts)

	Quarter Ended December 31,		Year Ended December 31,
Rental Income Detail	2019	2018	2019	2018
Rental income	$27,498	$30,436	$118,935	$137,344
Tenant reimbursements	10,409	12,962	42,555	57,503
Termination income	20	11,549	5,545	18,711
Total	$37,927	$54,947	$167,035	$213,558

Select Non-Cash Items
Straight-line rental income
Wholly-owned	$(35)	$(4,575)	$15,590	$(2,825)
Joint ventures	115	116	152	655
Total	$80	$(4,459)	$15,742	$(2,170)

Net amortization of above/below market rental income/expense
Wholly-owned	$113	$178	$495	$768
Joint ventures	35	428	1,719	872
Total	$148	$606	$2,214	$1,640

Amortization of deferred financing costs	$(105)	$(101)	$(434)	$(10,322)
Stock-based compensation expense	(2,611)	(1,883)	(6,845)	(7,472)

Dividends
Dividends per Class A and Class C common share	$—	$0.25	$0.25	$1.00
Declaration date		October 23
Record date		December 31
Payment date		January 10, 2019

PROPERTY INFORMATION

Portfolio Overview

December 31, 2019

(In thousands, except number of properties/leases and PSF amounts)

Portfolio Summary

The following table provides a summary of the Company’s portfolio as of December 31, 2019, including JV Properties presented at the Company’s proportional share and after giving effect to all pending recapture and termination notices:

	Wholly Owned	Unconsolidated
	Portfolio	Joint Ventures	Total
Number of properties	184	28	212

Total GLA	28,721	4,650	33,371
At share	28,721	2,325	31,046

Leased GLA	12,434	1,771	14,205
At share	12,434	886	13,320

Percentage leased	43.29%	38.09%	42.57%
At share	43.29%	38.09%	42.90%

Property Type

As of December 31, 2019, the portfolio included 113 properties characterized as attached to regional malls and 99 characterized as shopping center or freestanding properties.  The following table provides a summary of the portfolio as of December 31, 2019, including JV Properties presented at the Company’s proportional share and after giving effect to all pending recapture and termination notices:

	Number of	Leased	Annual	Rent
Property Type (1)	Properties	GLA	Rent	PSF	Leased
Mall	113	5,746	$106,093	$18.46	32.8%
Shopping Center	99	7,574	85,941	11.35	56.0%
Total	212	13,320	$192,034	$14.42	42.9%

(1)

Company classification.  Mall properties are attached to regional malls; Shopping Center properties include properties attached to, within or adjacent to neighborhood shopping or power centers, as well as freestanding properties.

Tenant Overview

The following table provides a summary of annual base rent for the portfolio as of December 31, 2019, including JV Properties presented at the Company’s proportional share and after giving effect to all pending recapture and termination notices:

	Number of	Leased	% of Total	Annual	% of Total	Annual
Tenant	Leases	GLA	Leased GLA	Rent	Annual Rent	Rent PSF
In-place diversified leases	282	7,041	52.9%	$97,109	50.6%	$13.79
SNO diversified leases	174	4,204	31.5%	84,348	43.9%	20.06
Total diversified leases	456	11,245	84.4%	181,457	94.5%	16.14
Sears or Kmart (1)	19	2,075	15.6%	10,577	5.5%	5.10
Total	475	13,320	100.0%	$192,034	100.0%	$14.42

(1)	Number of leases reflects number of properties subject to the Holdco Master Lease and leases between the Company’s unconsolidated joint ventures and Holdco.

PROPERTY INFORMATION

Portfolio Overview (cont’d)

December 31, 2019

(In thousands, except number of leases and PSF amounts)

Top Tenants

The following table lists the top tenants in the portfolio as of December 31, 2019, including JV Properties presented at the Company’s proportional share and after giving effect to all pending recapture and termination notices:

(dollars in thousands)
Tenant	Number of Leases	Annual Rent	% of Total Annual Rent	Concepts/Brands
Dick's Sporting Goods	13	$12,170	6.3%
Sears/Kmart (1)	19	10,577	5.5%	Sears, Sears Auto Center, Kmart
Dave & Buster's	12	9,975	5.2%
Round One Entertainment	10	8,575	4.5%
At Home	12	7,358	3.8%
Burlington Stores	11	6,685	3.5%
24 Hour Fitness	7	6,658	3.5%
Ross Dress For Less	17	6,112	3.2%	Ross Dress for Less, dd's Discounts
Cinemark	4	4,899	2.6%
Nordstrom Rack	6	4,385	2.3%
AMC	3	4,202	2.2%
Equinox Fitness	15	3,996	2.1%	Equinox, Blink Fitness
Primark	3	3,002	1.6%
Hobby Lobby	5	2,587	1.3%
Bed Bath & Beyond	6	2,489	1.3%	Bed Bath & Beyond, buybuyBaby, Cost Plus World Market, andThat!
TJX	9	2,356	1.2%	TJ Maxx, Marshalls, HomeGoods, HomeSense, Sierra Trading Post
Darden	12	2,312	1.2%	Longhorn Steakhouse, Olive Garden, Seasons 52, Yardhouse, Bahama Breeze, Cheddar's
Pinstripes	2	2,035	1.1%
PetSmart	4	2,012	1.0%
Planet Fitness	8	2,011	1.0%

*	The Company has signed 10 leases with Industrious to occupy 330,000 SF under revenue-sharing agreements that are expected to place Industrious among the Company’s top tenants.
(1)	Number of leases reflects number of properties subject to the Holdco Master Lease and leases between the Company’s unconsolidated joint ventures and Holdco.

PROPERTY INFORMATION

Portfolio Overview (cont’d)

December 31, 2019

(In thousands, except number of properties and PSF amounts)

Geographic Summary

The following table sets forth information regarding the geographic diversification of the portfolio as of December 31, 2019, including JV Properties presented at the Company’s proportional share and after giving effect to all pending recapture and termination notices:

(in thousands except property count and PSF data)

State	Number of Properties	Annual Rent	% of Total Annual Rent	Rent PSF
Florida	24	$32,980	17.2%	$23.37
California	39	32,543	16.9%	18.12
Texas	15	11,572	6.0%	9.82
Illinois	10	11,439	6.0%	12.26
New York	10	10,635	5.5%	22.58
New Jersey	5	9,209	4.8%	18.60
Virginia	5	8,890	4.6%	12.77
Puerto Rico	6	6,911	3.6%	7.66
Pennsylvania	5	6,051	3.2%	13.72
Massachusetts	3	4,593	2.4%	20.60
Total Top 10	122	$134,823	70.2%	$15.78
Other (1)	90	57,211	29.8%	11.99
Total	212	$192,034	100.0%	$14.42

(1)	Includes 35 states.

PROPERTY INFORMATION

Leasing Activity

December 31, 2019

(In thousands, except number of leases and PSF amounts)

Signed Leases

The table below provides a summary of the Company’s leasing activity since inception through December 31, 2019, including JV Properties presented at the Company’s proportional share:

(in thousands except number of leases and PSF data)

	Total				Release of Sears Holdings Space
		Leased	Annual	Annual		Leased	Annual	Annual	Releasing
Period	Leases	GLA	Rent	Rent PSF	Leases	GLA	Rent	Rent PSF	Multiple
2015	9	154	$4,650	$30.28	6	130	$3,820	$29.41	4.4	x
2016	65	2,070	36,600	17.68	59	1,882	33,610	17.86	4.5	x
2017	94	2,606	44,717	17.16	86	2,476	43,299	17.49	4.0	x
2018	114	2,315	40,041	17.30	108	2,291	39,361	17.18	3.9	x
2019	106	2,287	46,541	20.35	96	2,150	44,640	20.76	3.9	x
Total Retail	388	9,432	$172,549	$18.29	355	8,929	$164,730	$18.45	4.0	x
Other (1)	14	995	7,219
Total	402	10,427	$179,768

(1)	Reflects retail leasing activity and excludes certain self storage, auto-related, medical office and ground leases.

SNO Lease Summary

The table below provides a summary of the Company’s SNO leases from September 30, 2019 to December 31, 2019, including JV Properties presented at the Company’s proportional share:

			Total
	Number of		Annual	Annual
	SNO Leases	GLA	Rent	Rent PSF
As of September 30, 2019	178	4,534	$89,443	$19.73
Opened	(25)	(913)	(13,813)	15.13
Sold / contributed to JVs / terminated	(9)	(231)	(3,663)	15.86
Signed	30	814	12,381	15.21
As of December 31, 2019	174	4,204	$84,348	$20.06

PROPERTY INFORMATION

Retail Redevelopment Projects

December 31, 2019

(In millions, except number of projects)

As of December 31, 2019, the Company had originated 91 retail redevelopment projects since the Company’s inception.  Excluding five projects that have been sold, these projects represent an estimated total investment of $1,580-1,660 million ($1,440-1,520 million at share), of which an estimated $660-740 million ($580-660 million at share) remains to be spent, and are expected to generate an incremental yield on cost of approximately 10-11%.

Below is a summary of the Company’s announced retail redevelopment activity from inception through December 31, 2019, presented at 100% share and including certain assets that have been monetized through sale or joint venture:

(in millions)
				Total				Estimated
	Number	Project	Percentage	Estimated	Spent	Projected Annual Income (2)		Incremental
Project Status	of Projects	Square Feet	Leased	Project Costs (1)	to Date	Total	Incremental	Yield (3)
Complete	26	2.7	94%	$ 215 - 225	$211
Substantially Complete / Delivered to Tenant(s)	33	3.9	70%	630 - 655	451
Underway	18	2.6	68%	615 - 645	245
Announced	9	1.1	71%	120 - 135	12
Current Projects	86	10.3	76%	$ 1,580 - 1,660	$919	$ 201 - 217	$ 161 - 177	10.2 - 10.7%
Acquired	15			64
Sold	5			37
Total Projects	106			$ 1,680 - 1,760

(1)	Total estimated project costs include aggregate termination fees of approximately $81.0 million to recapture 100% of certain properties.
(2)	Projected annual income is based on assumptions for stabilized rents to be achieved at space under redevelopment. There can be no assurance that stabilized rent targets will be achieved.
(3)	Projected incremental annual income divided by total estimated project costs.

PROPERTY INFORMATION

Retail Redevelopment Projects (cont’d)

December 31, 2019

The tables below provide brief descriptions of each of the redevelopment projects originated on the Company’s platform since its inception:

Total Project Costs under $10 Million
		Total	Estimated	Estimated
		Project	Construction	Substantial
Property	Description	Square Feet	Start	Completion
King of Prussia, PA	Repurpose former auto center space for Outback Steakhouse, Yard House and Escape Room	25,300	Complete
Merrillville, IN	Redevelop existing store for At Home and small shop retail	132,000	Complete
Elkhart, IN	Store has been re-leased to Big R Stores	86,600	Complete
Bowie, MD	Recapture and repurpose auto center space for BJ's Brewhouse	7,500	Complete
Troy, MI	Redevelop existing store for At Home	100,000	Complete
Rehoboth Beach, DE	Redevelop existing store for andThat! and PetSmart	73,100	Complete
Henderson, NV	Redevelop existing store for At Home, Seafood City, Blink Fitness and additional retail	144,400	Complete
Cullman, AL	Redevelop existing store for Bargain Hunt, Tractor Supply and Planet Fitness	99,000	Complete
Jefferson City, MO	Redevelop existing store for Orscheln Farm and Home	96,000	Complete
Guaynabo, PR	Redevelop existing store for Planet Fitness, Capri and additional retail and restaurants	56,300	Complete
Westwood, TX	Site has been ground leased to Sonic Automotive for an auto dealership	213,600	Complete
Florissant, MO	Site densification; new outparcel for Chick-fil-A	5,000	Complete
Kearney, NE	Redevelop existing store for Marshall's, PetSmart, Ross Dress for Less and Five Below	64,900	Complete
New Iberia, LA	Redevelop existing store for Ross Dress for Less, Rouses Supermarkets, Hobby Lobby and small shop retail	93,100	Complete
Layton, UT	A portion of the space has been leased to Extra Space Storage; existing tenants include Vasa Fitness and small shop retail	183,200	Complete
St. Clair Shores, MI	Demolish existing store and develop site for new Kroger grocery store	106,500	Complete
Houston, TX (Memorial City)	Entered into ground lease with adjacent mall owner; potential to participate in future redevelopment	214,400	Complete
Albany, NY	Repurpose auto center space for BJ's Brewhouse, Ethan Allen and additional small shop retail	28,000	Substantially complete
Dayton, OH	Repurpose auto center space for Outback Steakhouse and Hook & Reel	14,100	Substantially complete
Hopkinsville, KY	Redevelop existing store for Bargain Hunt, Farmer's Furniture, Harbor Freight Tools and small shop retail	85,100	Substantially complete
Mt. Pleasant, PA	Redevelop existing store for Aldi, Big Lots and additional retail	84,300	Substantially complete
Oklahoma City, OK	Site densification; new fitness center for Vasa Fitness	59,500	Substantially complete
North Little Rock, AR	Repurpose auto center space for LongHorn Steakhouse, Aspen Dental and additional retail	16,600	Delivered to tenant(s)
Greensboro, NC	Site densification; new outparcel for Mavis Tires	6,900	Q1 2020	Q4 2020
Middletown, NJ	Redevelop site for new ShopRite grocery store and additional retail	184,500	Q1 2020	Q2 2021
St. Petersburg, FL (freestanding)	Redevelop existing store for At Home, Blink Fitness and additional small shop retail	188,800	Q2 2020	Q4 2020
Florin, CA	Densify site with new theatre for Maya Cinemas	57,000	Q2 2021	Q3 2022
Gainesville, FL	Repurpose existing store as office space for Florida Clinical Practice Association / University of Florida College of Medicine	139,100	Sold
Hagerstown, MD	Repurpose auto center space for BJ's Brewhouse, Verizon and additional retail	15,400	Sold
Hampton, VA	Site densification; new outparcel for Chick-fil-A	2,200	Sold

PROPERTY INFORMATION

Retail Redevelopment Projects (cont’d)

December 31, 2019

Total Project Costs $10 - $20 Million
		Total	Estimated	Estimated
		Project	Construction	Substantial
Property	Description	Square Feet	Start	Completion
Braintree, MA	Redevelop existing store for Nordstrom Rack, Saks OFF 5th and additional retail	78,700	Complete
Honolulu, HI	Redevelop existing store for Longs Drugs (CVS), PetSmart and Ross Dress for Less	76,100	Complete
Anderson, SC	Redevelop existing store for Burlington Stores, Gold's Gym, Sportsman's Warehouse, additional retail and restaurants	119,300	Complete
Springfield, IL	Redevelop existing store for Burlington Stores, Binny's Beverage Depot, Marshall's, Orangetheory Fitness, Outback Steakhouse, Core Life Eatery and additional small shop retail	119,300	Complete
Warwick, RI	Redevelop existing store and detached auto center for At Home, BJ's Brewhouse, Raymour & Flanigan, additional retail and restaurants	190,700	Complete
Hialeah, FL (freestanding)	Redevelop existing store for Bed, Bath & Beyond, Ross Dress for Less and dd's Discounts to join current tenant, Aldi	88,400	Complete
North Hollywood, CA	Redevelop existing store for Burlington Stores and Ross Dress for Less	74,900	Complete
Paducah, KY	Redevelop existing store for Burlington Stores, Ross Dress for Less and additional retail	102,300	Substantially complete
Thornton, CO	Redevelop existing store for Vasa Fitness and additional junior anchors	198,600	Substantially complete
Temecula, CA	Redevelop existing store and detached auto center for Round One, small shop retail and restaurants	65,100	Substantially complete
West Jordan, UT	Redevelop existing store and attached auto center for At Home, Burlington Stores, Planet Fitness and small shop retail	190,300	Substantially complete
Austin, TX (Tech Ridge)	Redevelop existing store for AMC Theatres and restaurants (note: a portion of this property was contributed to the Tech Ridge JV in Q3 2019; this project reflects the retained, wholly-owned redevelopment)	53,900	Substantially complete
Roseville, MI	Redevelop existing store for At Home and Hobby Lobby	164,000	Substantially complete
Salem, NH	Densify site with new theatre for Cinemark and recapture and repurpose auto center for restaurant space to join existing tenant Dick's Sporting Goods	71,500	Delivered to tenant(s)
North Riverside, IL	Redevelop existing store and detached auto center for Blink Fitness, Round One, additional junior anchors, small shop retail and restaurants	118,500	Delivered to tenant(s)
Olean, NY	Redevelop existing store for Marshall's, Ollie's Bargain Basement and additional retail	125,700	Delivered to tenant(s)
Las Vegas, NV	Redevelop existing store for Round One and additional retail	78,800	Delivered to tenant(s)
Warrenton, VA	Redevelop existing store for HomeGoods and additional retail	97,300	Delivered to tenant(s)
Yorktown Heights, NY	Redevelop existing store for 24 Hour Fitness and other retail uses	85,200	Delivered to tenant(s)
Reno, NV	Redevelop existing store and auto center for Round One and additional retail	183,700	Delivered to tenant(s)
Charleston, SC	Redevelop existing store and detached auto center for Burlington Stores and additional retail	111,400	Delivered to tenant(s)
El Paso, TX	Redevelop existing store for Ross Dress for Less, dd's Discounts, Five Below and additional retail	111,600	Delivered to tenant(s)
Victor, NY	Redevelop existing store for Dick's Sporting Goods and additional retail	140,500	Delivered to tenant(s)
Pensacola, FL	Redevelop existing store for BJ's Wholesale, additional retail and restaurants	124,100	Underway	Q1 2020
Fresno, CA	Redevelop existing store and detached auto center for Ross Dress for Less, dd's Discounts and additional retail	78,300	Underway	Q1 2020
North Miami, FL	Redevelop existing store for Burlington Stores, Michael's and Ross Dress for Less	106,300	Underway	Q2 2020
Manchester, NH	Redevelop existing store for Dick's Sporting Goods, Dave & Busters, additional retail and restaurants	117,700	Underway	Q3 2020
Chicago, IL (Kedzie)	Redevelop existing store for Ross Dress for Less, dd's Discounts, Five Below, Blink Fitness and additional retail	123,300	Underway	Q3 2020
Fairfax, VA	Redevelop existing store and attached auto center for Industrious, Dave & Busters, Dick's Sporting Goods, Lazy Dog and additional restaurants	211,000	Underway	Q1 2021

PROPERTY INFORMATION

Retail Redevelopment Projects (cont’d)
December 31, 2019

Total Project Costs $10 - $20 Million (cont’d)
		Total	Estimated	Estimated
		Project	Construction	Substantial
Property	Description	Square Feet	Start	Completion
Madison, WI	Redevelop existing store for Dave & Busters, Total Wine & More, Hobby Lobby and additional retail and restaurants	130,800	Underway	Q1 2021
Merced, CA	Redevelop existing store for Burlington Stores, dd's Discounts, Five Below, Ulta Beauty and additional retail	92,600	Underway	Q2 2021
Cockeysville, MD	Partial recapture; redevelop existing store for HomeGoods, Michael's Stores, Onelife Fitness, additional retail and restaurants (note: contributed to the Cockeysville JV in Q1 2019)	160,300	Underway	Q3 2021
Chesapeake, VA	Redevelop existing store for Rosie's Gaming Emporium, additional entertainment and restaurants	185,900	Q2 2020	Q3 2021
Kissimmee, FL	Redevelop existing store for Conn’s HomePlus, Planet Fitness and additional retail to join existing tenant Big Lots	116,000	Q2 2021	Q1 2022
Santa Cruz, CA	Redevelop existing store for TJ Maxx, HomeGoods and additional junior anchors	60,400	Sold
Vancouver, WA	Redevelop existing store for Round One, Hobby Lobby and additional retail and restaurants	72,400	Sold
Saugus, MA	Redevelop existing store and detached auto center (temporarily on hold)	99,000	To be determined

PROPERTY INFORMATION

Retail Redevelopment Projects (cont’d)

December 31, 2019

Total Project Costs over $20 Million
		Total	Estimated	Estimated
		Project	Construction	Substantial
Property	Description	Square Feet	Start	Completion
Memphis, TN	Demolish and construct new buildings for LA Fitness, Nordstrom Rack, Ulta Beauty, Hopdoddy Burger Bar and additional retail and restaurants	125,200	Complete
St. Petersburg, FL (Tyrone Square)	Demolish and construct new buildings for Dick's Sporting Goods, Lucky's Market, PetSmart, Five Below, Chili's Grill & Bar, Pollo Tropical, LongHorn Steakhouse, Verizon and additional small shop retail and restaurants	135,400	Complete
Orlando, FL	Demolish and construct new buildings for Floor & Decor, LongHorn Steakhouse, Olive Garden and additional small shop retail and restaurants	139,200	Substantially complete
West Hartford, CT	Redevelop existing store and detached auto center for buybuyBaby, Cost Plus World Market, REI, Saks OFF Fifth, other junior anchors, Shake Shack and additional small shop retail (note: contributed to the West Hartford JV in Q2 2018)	156,000	Substantially complete
Watchung, NJ	Demolish full-line store and detached auto center and construct new buildings for Cinemark, HomeSense, Sierra Trading Post, Ulta Beauty, Chick-fil-A, small shop retail and additional restaurants	126,700	Substantially complete
Wayne, NJ	Redevelop existing store and detached auto center for Cinemark, Dave & Busters, Yardhouse and additional retail and restaurants (note: contributed to the GGP II JV in Q3 2017)	156,700	Delivered to tenant(s)
Carson, CA	Redevelop existing store for Burlington Stores, Ross Dress for Less and additional retail	163,800	Substantially complete
Greendale, WI	Redevelop existing store and attached auto center for Dick's Sporting Goods, Round One, TJ Maxx, additional retail and restaurants	223,800	Substantially complete
Anchorage, AK	Redevelop existing store for Safeway, Guitar Center, Planet Fitness and additional retail to join current tenant, Nordstrom Rack	142,500	Substantially complete
Aventura, FL	Demolish existing store and construct new, multi-level open air retail destination featuring a leading collection of additional experiential shopping, dining and entertainment concepts, including Industrious and Pinstripes, alongside a treelined esplanade and activated plazas	216,600	Initial deliveries to tenants Q1 2020
San Diego, CA	Redevelop existing store into two highly-visible, multi-level buildings with exterior facing retail space leased to Equinox Fitness, Industrious, Pinstripes and a premier mix of additional experiential shopping, dining, and entertainment concepts (note: contributed to UTC JV in Q2 2018)	206,000	Delivered to tenant(s)
Santa Monica, CA	Redevelop existing building into premier, mixed-use asset featuring unique, small-shop retail and creative office space (note: contributed to the Mark 302 JV in Q1 2018)	101,700	Completed core building construction
Tucson, AZ	Redevelop existing store for Round One	50,600	Substantially complete
El Cajon, CA	Redevelop existing store and auto center for Ashley Furniture, Bob's Discount Furniture, Burlington Stores and additional retail and restaurants; a portion of the basement has been leased to Extra Space Storage	242,700	Delivered to tenant(s)
East Northport, NY	Redevelop existing store and attached auto center for AMC Theatres, 24 Hour Fitness, additional junior anchors and small shop retail	179,700	Delivered to tenant(s)
Fairfield, CA	Redevelop existing store and auto center for Dave & Busters, AAA Auto Repair Center and additional retail	166,700	Underway	Q1 2020
Plantation, FL	Redevelop existing store and auto center for Industrious, GameTime, Powerhouse Gym, additional retail and restaurants	184,400	Underway	Q1 2020
Roseville, CA	Redevelop existing store and auto center for Cinemark, Round One, AAA Auto Repair Center, additional retail and restaurants	147,400	Underway	Q2 2020
San Antonio, TX	Redevelop existing store for Bed Bath & Beyond, buybuyBaby, Tru Fit and additional retail to complement repurposed auto center occupied by Orvis, Jared's Jeweler and Shake Shack	215,900	Underway	Q2 2020

PROPERTY INFORMATION

Retail Redevelopment Projects (cont’d)
December 31, 2019

Total Project Costs over $20 Million (cont’d)
		Total	Estimated	Estimated
		Project	Construction	Substantial
Property	Description	Square Feet	Start	Completion
Ft. Wayne, IN	Redevelop existing store for Dave & Buster's, HomeGoods and additional retail to complement new outparcels for BJ's Brewhouse, Chick-fil-A and Portillo's	96,400	Underway	Q4 2020
Canton, OH	Redevelop existing store for Dick's Sporting Goods, Dave & Busters and additional retail and restaurants	208,200	Underway	Q1 2021
Hialeah, FL (Westland Mall)	Redevelop existing store and auto center for Paragon Theaters, Ulta Beauty, Five Below, Panera Bread and additional retail and restaurants	148,100	Underway	Q2 2021
Orland Park, IL	Redevelop existing store for AMC Theatres, 24 Hour Fitness, additional retail and restaurants	181,900	Q3 2020	Q4 2021
Asheville, NC	Redevelop existing store and auto center for Alamo Drafthouse, restaurants and small shop retail	110,600	Q3 2020	Q1 2022

PROPERTY INFORMATION

Mixed-Use Redevelopment Projects

December 31, 2019

In the fourth quarter of 2019, the Company announced its first three multifamily projects, each of which represents the first phase of a larger, mixed-use development and are expected to have an aggregate incremental cost of $325-350 million for the initial phases.

Below is a summary and brief description of the Company’s recently announced mixed-use projects:

($ in millions)
				Total			Estimated SRG Equity (3)
	Number	Multifamily	Commercial	Estimated	Target Yield on Cost (2)		$ Value	% of Total
Project Status	of Projects	Units	SF (000s)	Costs (1)	Incremental	SRG Basis	Incl. Land	Est. Costs
Announced	3	850 - 925	125 - 145	$350 - 375	6.5% - 7.0%	6.3% - 6.8%	$95 - 130	25.0% - 35.0%

(1)	Total estimated costs equal incremental project costs plus land basis, including step-ups in land basis upon contribution to joint ventures, as applicable.
(2)

Incremental yield on cost equals estimated stabilized NOI divided by incremental project costs.  Yield on cost at SRG basis equals estimated stabilized NOI divided by estimated project costs including land at Seritage cost basis.  There can be no assurance that target yields will be achieved.

(3)

Estimated SRG equity is after giving effect to 50-60% loan-to-cost construction financing and joint venture partner contributions, as applicable.  There can be no assurance that construction financing will be obtained on the terms assumed, or at all..

Mixed-Use Projects

		Multifamily	Commercial	Estimated Project Schedule
Property	Project Description	Units	Square Feet	Start	Opening
Heritage Place (Redmond, WA)	Demolish existing buildings and create 14-acre master-planned redevelopment approved for over one million square feet of residential, retail and office development

	Current Project Activity Class A multifamily development with ground-level retail	425 - 450	30,000 - 35,000	2020	2023

	Additional Entitlements Up to 490,000 square feet of office space and 75,000 square feet of additional retail and restaurant space, plus public parks and other site amenities	-	500,000 - 575,000	TBD	TBD
Park Heritage (Dallas, TX)	Demolish existing buildings and create 23-acre urban-infill redevelopment in Midtown Dallas approved for over two million square feet of residential, retail, office and hotel development

	Current Project Activity Class A multifamily development with ground-level retail	275 - 300	20,000 - 25,000	2020	2022

Additional Entitlements

Up to 315 additional multifamily units, 1,400,000 square feet of office space and 395,000 square feet of additional retail and restaurant space, plus public spaces and other site amenities

		300 - 325	1,250,000 - 1,750,000	TBD	TBD
North & Harlem (Chicago, IL)	Redevelop existing site and create best-in-class mixed-use project that redefines the crossroads of the City of Chicago and the Village of Elmwood Park

	Current Project Activity Redevelop the Chicago West parcel into a mixed-use property featuring multifamily units and retail anchored by national grocer and fitness club	150 - 175	75,000 - 85,000	2020	2022

	Additional Entitlements Redevelop the Elmwood and Chicago East parcels adding up to 300 additional multifamily units and 20,000 square feet of additional retail	275 - 300	15,000 - 20,000	TBD	TBD

PROPERTY INFORMATION

Recapture and Termination Properties

December 31, 2019

Recapture Properties

The Company exercised recapture rights with respect to 70 properties under the Original Master Lease prior to its rejection on March 12, 2019 and with respect to four properties under the Holdco Master Lease during the year ended December 31, 2019, including three properties where the Company had previously exercised certain recapture rights under the Original Master Lease.

The following table provides a summary of the Company’s recapture activity:

(in thousands except property count)
Year	Square Feet	Total Number of Properties	100% Recaptures (1)	Partial Recaptures (2)
2019	629	4	3	1
2018	3,428	20	17	3
2017	3,302	27	16	11
2016	1,501	17	4	13
2015	372	3	3	—
Total	9,232	71	43	28

(1)	Includes properties for which the Company had converted partial recapture rights to 100% recapture rights.
(2)

Partial recaptures include the recapture of (i) up to approximately 50% of the space occupied by the tenant at all properties, (ii) automotive care centers which are free-standing or attached as “appendages” to the properties, and/or (iii) outparcels or outlots and certain portions of parking areas and common areas

Termination Properties

Sears Holdings exercised termination rights with respect to 87 properties under the Original Master Lease prior to its rejection on March 12, 2019 and Holdco exercised termination rights with respect to 29 properties under the Holdco Master Lease during the year ended December 31, 2019.

The following table provides a summary of Sears Holdings’ and Holdco’s termination activity (note than leases at an additional 31 properties totaling 4.3 million square feet were rejected in March 12, 2019 as part of Sears Holdings’ bankruptcy filing):

(in thousands except property count)
Notice Date	Termination Date	Square Feet	Total Number of Properties	Number of Properties Redeveloped by the Company	Number of Properties Sold by the Company
November 2019	March 2020	4,332	29	7	1
August 2018	December 2018	1,605	13	6	3
June 2018	November 2018 (1)	1,218	9	6	1
April 2018	August 2018	1,494	9	4	1
June 2017	October 2017 (2)	3,812	20	8	4
January 2017	April 2017	1,872	19	7	8
September 2016	January 2017	1,727	17	8	6
Total		16,060	116	46	24

(1)	Two properties were terminated in October 2018.
(2)	One property was terminated in November 2017 and another one was terminated in January 2018.

PROPERTY INFORMATION

Joint Venture Properties

December 31, 2019

Brookfield Retail Partners (formerly GGP, Inc.) Joint Ventures

					Total
	Mall Name	City	State	Joint Venture	GLA (1)	Leased (1)
1	Northridge Fashion Center	Northridge	CA	GGP II JV	145,850	81.4%
2	Altamonte Mall	Altamonte Springs	FL	GGP II JV	92,200	42.0%
3	Coastland Center	Naples	FL	GGP II JV	41,900	70.9%
4	Cumberland Mall	Atlanta	GA	GGP II JV	96,950	100.0%
5	Natick Collection (2)	Natick	MA	GGP I JV	95,350	21.0%
6	Willowbrook Mall	Wayne	NJ	GGP II JV	140,500	35.7%
7	Sooner Mall (2)	Norman	OK	GGP I JV	33,450	0.0%
8	Stonebriar Centre	Frisco	TX	GGP I JV	81,450	0.0%
9	Alderwood	Lynnwood	WA	GGP I JV	50,000	49.3%

(1)	Based on signed leases as of December 31, 2019; GLA presented at the Company's proportional share.
(2)	Property is subject to a lease or ground lease agreement.

Simon Joint Venture

					Total
	Mall Name	City	State	Joint Venture	GLA (1)	Leased (1)
1	Santa Rosa Plaza	Santa Rosa	CA	Simon JV	82,700	0.0%
2	Briarwood	Ann Arbor	MI	Simon JV	85,300	0.0%
3	The Shops at Nanuet	Nanuet	NY	Simon JV	110,700	0.0%
4	Woodland Hills Mall	Tulsa	OK	Simon JV	75,100	0.0%
5	Barton Creek Square	Austin	TX	Simon JV	82,300	0.0%

(1)	Based on signed leases as of December 31, 2019; GLA presented at the Company's proportional share.

Macerich Joint Venture

					Total
	Mall Name	City	State	Joint Venture	GLA (1)	Leased (1)
1	Chandler Fashion Center	Chandler	AZ	Macerich JV	69,750	53.0%
2	Arrowhead Towne Center	Glendale	AZ	Macerich JV	62,500	0.0%
3	Los Cerritos Center	Cerritos	CA	Macerich JV	138,800	0.0%
4	Vintage Faire Mall	Modesto	CA	Macerich JV	74,250	54.2%
5	Danbury Fair	Danbury	CT	Macerich JV	89,250	100.0%
6	Deptford Mall	Deptford	NJ	Macerich JV	95,850	76.1%
7	Freehold Raceway Mall	Freehold	NJ	Macerich JV	69,400	100.0%
8	Washington Square Mall	Portland	OR	Macerich JV	110,000	0.0%
9	South Plains Mall	Lubbock	TX	Macerich JV	75,300	0.0%

(1)	Based on signed leases as of December 31, 2019; GLA presented at the Company's proportional share.

PROPERTY INFORMATION

Joint Venture Properties (cont’d)

December 31, 2019

Invesco Real Estate Joint Ventures

					Total
	Property Address	City	State	Joint Venture	GLA (1)	Leased (1)
1	302 Colorado Avenue	Santa Monica	CA	Mark 302 JV	51,500	0.0%
2	4575 La Jolla Village Drive	San Diego	CA	UTC JV	113,150	66.5%

(1)	Based on signed leases as of December 31, 2019; GLA presented at the Company's proportional share.

Other Joint Ventures

					Total
	Property Address	City	State	Joint Venture	GLA (1)	Leased (1)
1	1445 New Britain Avenue	West Hartford	CT	West Hartford JV	81,850	89.6%
2	126 Shawan Road	Cockeysville	MD	Cockeysville JV	80,100	61.4%
3	12625 North Interstate Highway 35	Austin	TX	Tech Ridge JV	-	-

(1)	Based on signed leases as of December 31, 2019; GLA presented at the Company's proportional share.

PROPERTY INFORMATION

Wholly Owned Properties

December 31, 2019

					Holdco	Total		Land
	Property Address	City	State	Property Type (1)	Master Lease (2)	GLA (3)	Leased (3)	Acres
1	700 East Northern Lights Boulevard	Anchorage	AK	Shopping Center		158,500	82.4%	26
2	1731 2nd Avenue Southwest	Cullman	AL	Freestanding		88,500	100.0%	6
3	3930 McCain Boulevard	North Little Rock	AR	Mall	X(4)	177,000	5.5%	15
4	6515 East Southern Avenue	Mesa	AZ	Mall		121,900	13.8%	11
5	10140 North 91st Avenue	Peoria	AZ	Shopping Center		104,400	100.0%	10
6	7611 West Thomas Road	Phoenix	AZ	Mall		144,200	8.3%	10
7	12025 North 32nd Street	Phoenix	AZ	Freestanding		151,200	100.0%	11
8	3400 Gateway Boulevard	Prescott	AZ	Mall	X(4)	102,300	0.0%	10
9	2250 El Mercado Loop	Sierra Vista	AZ	Mall		94,700	0.0%	7
10	5950 East Broadway Boulevard	Tucson	AZ	Mall		218,900	34.5%	20
11	3150 South 4th Avenue	Yuma	AZ	Shopping Center		90,400	0.0%	14
12	3625 East 18th Street	Antioch	CA	Shopping Center		95,200	0.0%	7
13	42126 Big Bear Boulevard	Big Bear Lake	CA	Shopping Center	X	80,000	91.6%	8
14	20700 South Avalon Boulevard	Carson	CA	Mall		182,200	60.2%	13
15	565 Broadway	Chula Vista	CA	Mall	X(4)	250,100	0.0%	16
16	5900 Sunrise Mall	Citrus Heights	CA	Mall		289,500	0.0%	22
17	912 County Line Road	Delano	CA	Freestanding		86,100	0.0%	6
18	575 Fletcher Parkway	El Cajon	CA	Mall		244,900	76.6%	22
19	3751 South Dogwood Road	El Centro	CA	Mall		139,700	37.7%	14
20	1420 Travis Boulevard	Fairfield	CA	Mall		163,500	27.6%	9
21	5901 Florin Road	Florin	CA	Shopping Center		329,700	20.9%	20
22	3636 North Blackstone Avenue	Fresno	CA	Shopping Center	X(4)	216,600	20.0%	13
23	1500 Anna Sparks Way	McKinleyville	CA	Shopping Center	X	94,800	100.0%	8
24	1011 West Olive Avenue	Merced	CA	Shopping Center		92,600	86.2%	10
25	5080 East Montclair Plaza Lane	Montclair	CA	Mall	X(4)	174,700	0.0%	3
26	22550 Town Circle	Moreno Valley	CA	Mall	X(4)	169,400	0.0%	11
27	6000 Mowry Avenue	Newark	CA	Mall		145,800	24.7%	10
28	12121 Victory Boulevard	North Hollywood	CA	Shopping Center	X(4)	161,900	46.3%	4
29	72880 Highway 111	Palm Desert	CA	Mall	X(4)	136,500	21.1%	8
30	1855 Main Street	Ramona	CA	Shopping Center	X	107,500	94.6%	10
31	5261 Arlington Avenue	Riverside	CA	Freestanding	X(4)	214,200	5.7%	19
32	3001 Iowa Avenue	Riverside	CA	Freestanding		132,600	28.7%	13
33	1191 Galleria Boulevard	Roseville	CA	Mall		136,200	88.0%	9
34	1700 North Main Street	Salinas	CA	Mall	X	133,000	100.0%	10
35	100 Inland Center	San Bernardino	CA	Mall	X(4)	264,700	0.0%	22
36	1178 El Camino Real	San Bruno	CA	Mall	X(4)	276,600	14.2%	13

PROPERTY INFORMATION

Wholly Owned Properties (cont’d)

December 31, 2019

					Holdco	Total		Land
	Property Address	City	State	Property Type (1)	Master Lease (2)	GLA (3)	Leased (3)	Acres
37	2180 Tully Road	San Jose	CA	Mall	X(4)	262,500	0.0%	22
38	200 Town Center East	Santa Maria	CA	Mall	X(4)	108,600	0.0%	5
39	895 Faulkner Road	Santa Paula	CA	Freestanding	X(4)	71,300	0.0%	10
40	40710 Winchester Road	Temecula	CA	Mall	X(4)	120,100	40.5%	10
41	145 West Hillcrest Drive	Thousand Oaks	CA	Shopping Center		161,400	100.0%	11
42	3295 East Main Street	Ventura	CA	Mall	X(4)	178,600	6.7%	2
43	1209 Plaza Drive	West Covina	CA	Mall	X(4)	142,000	0.0%	16
44	100 Westminster Mall	Westminster	CA	Mall		197,900	0.0%	14
45	10785 West Colfax Avenue	Lakewood	CO	Shopping Center		153,000	7.8%	8
46	1400 East 104th Avenue	Thornton	CO	Shopping Center		203,100	76.0%	25
47	850 Hartford Turnpike	Waterford	CT	Mall		149,200	0.0%	11
48	19563 Coastal Highway	Rehoboth Beach	DE	Freestanding	X(4)	118,300	44.9%	13
49	5900 Glades Road	Boca Raton	FL	Mall		178,500	2.4%	19
50	7350 Manatee Avenue West	Bradenton	FL	Shopping Center	X(4)	82,900	0.0%	9
51	27001 U.S. 19 North	Clearwater	FL	Mall		211,300	41.5%	14
52	1625 Northwest 107th Avenue	Doral	FL	Mall		212,900	0.0%	13
53	4125 Cleveland Avenue	Ft. Myers	FL	Mall	X(4)	146,800	0.0%	12
54	1675 West 49th Street	Hialeah	FL	Mall		148,200	64.2%	8
55	1460 West 49th Street	Hialeah	FL	Freestanding		106,300	100.0%	9
56	2211 West Vine Street	Kissimmee	FL	Shopping Center		140,400	73.6%	14
57	3800 US Highway 98 North	Lakeland	FL	Mall		156,200	0.0%	12
58	1050 South Babcock Street	Melbourne	FL	Freestanding		102,600	0.0%	14
59	19505 Biscayne Boulevard	Miami	FL	Mall		215,500	49.8%	12
60	20701 Southwest 112th Avenue	Miami	FL	Mall	X(4)	170,100	0.0%	15
61	10700 Biscayne Boulevard	North Miami	FL	Freestanding		125,400	100.0%	11
62	3100 Southwest College Road	Ocala	FL	Mall		146,200	0.0%	12
63	380 Blanding Boulevard	Orange Park	FL	Shopping Center		87,400	100.0%	9
64	3111 East Colonial Drive	Orlando	FL	Mall		135,700	94.8%	18
65	733 North Highway 231	Panama City	FL	Mall		139,300	0.0%	15
66	7171 North Davis Highway	Pensacola	FL	Shopping Center		122,100	89.2%	15
67	8000 West Broward Boulevard	Plantation	FL	Mall		184,400	81.9%	18
68	8201 South Tamiami Trail	Sarasota	FL	Mall		212,400	0.0%	15
69	4501 66th Street North	St. Petersburg	FL	Freestanding		113,800	86.8%	11
70	2300 Tyrone Boulevard North	St. Petersburg	FL	Mall		149,300	92.7%	14
71	7810 Abercorn Street	Savannah	GA	Mall		167,300	0.0%	15
72	500 North Nimitz Highway	Honolulu	HI	Freestanding		76,100	100.0%	4

PROPERTY INFORMATION

Wholly Owned Properties (cont’d)

December 31, 2019

					Holdco	Total		Land
	Property Address	City	State	Property Type (1)	Master Lease (2)	GLA (3)	Leased (3)	Acres
73	1501 Highway 169 North	Algona	IA	Freestanding	X(4)	99,300	0.0%	7
74	4600 1st Avenue Northeast	Cedar Rapids	IA	Mall		146,000	0.0%	12
75	1405 South Grand Avenue	Charles City	IA	Freestanding	X(4)	96,600	0.0%	11
76	2307 Superior Street	Webster City	IA	Shopping Center		40,800	0.0%	4
77	460 North Milwaukee Street	Boise	ID	Mall		123,600	0.0%	8
78	4730 West Irving Park Road	Chicago	IL	Freestanding		356,700	11.8%	6
79	1601 North Harlem Avenue	Chicago	IL	Freestanding		293,700	25.6%	7
80	5050 South Kedzie Avenue	Chicago	IL	Shopping Center		120,700	73.8%	9
81	17550 Halsted Street	Homewood	IL	Shopping Center		196,100	100.0%	19
82	3340 Mall Loop Drive	Joliet	IL	Mall		204,600	19.6%	17
83	2860 South Highland Avenue	Lombard	IL	Freestanding		139,300	100.0%	8
84	7503 West Cermak Road	North Riverside	IL	Mall	X	196,500	83.5%	13
85	2 Orland Square Drive	Orland Park	IL	Mall		140,000	61.1%	16
86	2500 Wabash Avenue	Springfield	IL	Shopping Center		119,500	84.5%	14
87	3231 Chicago Road	Steger	IL	Freestanding		87,400	0.0%	3
88	3101 Northview Drive	Elkhart	IN	Shopping Center		86,600	100.0%	8
89	4201 Coldwater Road	Ft. Wayne	IN	Mall		84,400	75.5%	15
90	101 West Lincoln Highway	Merrillville	IN	Shopping Center		170,900	87.1%	17
91	9701 Metcalf Avenue	Overland Park	KS	Shopping Center		215,000	5.6%	19
92	3010 Fort Campbell Boulevard	Hopkinsville	KY	Shopping Center		85,100	75.9%	13
93	5101 Hinkleville Road	Paducah	KY	Mall		97,300	68.7%	9
94	5715 Johnston Street	Lafayette	LA	Mall		194,900	0.0%	16
95	900 East Admiral Doyle Drive	New Iberia	LA	Freestanding		114,600	100.0%	12
96	200 Grossman Drive	Braintree	MA	Shopping Center		89,700	94.8%	34
97	1325 Broadway	Saugus	MA	Mall	X	210,700	55.9%	16
98	15700 Emerald Way	Bowie	MD	Shopping Center		130,500	17.2%	11
99	3207 Solomons Island Road	Edgewater	MD	Shopping Center	X	117,200	100.0%	14
100	417 Main Street	Madawaska	ME	Shopping Center		49,700	0.0%	2
101	2100 Southfield Road	Lincoln Park	MI	Shopping Center		301,700	22.8%	17
102	1560 US 31 South	Manistee	MI	Shopping Center		94,700	0.0%	12
103	32123 Gratiot Avenue	Roseville	MI	Mall		364,600	42.4%	21
104	2760 I-75 Business Spur	Sault Sainte Marie	MI	Freestanding		92,700	0.0%	11
105	22801 Harper Avenue	St. Clair Shores	MI	Freestanding		103,000	100.0%	11
106	300 West 14 Mile Road	Troy	MI	Mall		379,600	26.1%	30
107	3100 Washtenaw Road	Ypsilanti	MI	Freestanding		99,400	100.0%	12
108	14250 Buck Hill Road	Burnsville	MN	Mall		167,300	0.0%	15

PROPERTY INFORMATION

Wholly Owned Properties (cont’d)

December 31, 2019

					Holdco	Total		Land
	Property Address	City	State	Property Type (1)	Master Lease (2)	GLA (3)	Leased (3)	Acres
109	3001 White Bear Avenue North	Maplewood	MN	Mall		175,000	0.0%	14
110	425 Rice Street	St. Paul	MN	Freestanding		217,900	0.0%	17
111	1 Flower Valley Shopping Center	Florissant	MO	Shopping Center		124,000	17.2%	11
112	2304 Missouri Boulevard	Jefferson City	MO	Freestanding		97,700	100.0%	10
113	3700 South Campbell Avenue	Springfield	MO	Shopping Center		112,900	100.0%	8
114	2308 Highway 45 North	Columbus	MS	Shopping Center		166,700	27.2%	18
115	1 South Tunnel Road	Asheville	NC	Mall		110,600	40.7%	16
116	1302 Bridford Parkway	Greensboro	NC	Shopping Center		178,500	78.4%	16
117	4700 2nd Avenue	Kearney	NE	Freestanding		64,900	100.0%	8
118	1500 South Willow Street	Manchester	NH	Mall		106,600	75.4%	11
119	310 Daniel Webster Highway	Nashua	NH	Mall	X(4)	167,100	0.0%	7
120	50 Fox Run Road	Portsmouth	NH	Mall		127,100	0.0%	13
121	77 Rockingham Park Boulevard	Salem	NH	Mall		207,200	59.4%	14
122	1500 Highway 35	Middletown	NJ	Freestanding		191,200	100.0%	23
123	1640 Route 22	Watchung	NJ	Freestanding		116,400	95.7%	19
124	1205 East Pine Street	Deming	NM	Freestanding		96,600	0.0%	10
125	10405 South Eastern Avenue	Henderson	NV	Shopping Center		143,500	100.0%	12
126	4000 Meadows Lane	Las Vegas	NV	Mall	X(4)	130,300	32.6%	11
127	5400 Meadowood Mall Circle	Reno	NV	Mall		162,700	25.4%	3
128	1425 Central Avenue	Albany	NY	Mall		277,900	28.9%	21
129	4155 State Route 31	Clay	NY	Mall		146,500	0.0%	12
130	4000 Jericho Turnpike	East Northport	NY	Shopping Center		179,700	51.9%	18
131	195 North Broadway	Hicksville	NY	Freestanding		284,800	35.4%	30
132	2801 West State Street	Olean	NY	Freestanding		120,700	45.9%	13
133	317 Greece Ridge Center Drive	Rochester	NY	Mall		128,500	0.0%	15
134	171 Delaware Avenue	Sidney	NY	Shopping Center	X(4)	94,400	0.0%	19
135	200 Eastview Mall	Victor	NY	Mall		122,700	83.6%	14
136	600 Lee Boulevard	Yorktown Heights	NY	Mall		160,000	24.1%	12
137	4100 Belden Village Avenue Northwest	Canton	OH	Mall		190,600	65.3%	19
138	2000 Brittain Road	Chapel Hill	OH	Mall		194,700	0.0%	21
139	2700 Miamisburg Centerville Road	Dayton	OH	Mall		180,200	7.4%	16
140	1005 East Columbus Street	Kenton	OH	Freestanding		96,100	0.0%	11
141	7875 Johnnycake Ridge Road	Mentor	OH	Mall		219,100	0.0%	20
142	6950 West 130th Street	Middleburg Heights	OH	Shopping Center		359,000	10.0%	15
143	1447 North Main Street	North Canton	OH	Shopping Center	X(4)	87,100	3.3%	9
144	3408 West Central Avenue	Toledo	OH	Shopping Center		218,700	0.0%	11

PROPERTY INFORMATION

Wholly Owned Properties (cont’d)

December 31, 2019

					Holdco	Total		Land
	Property Address	City	State	Property Type (1)	Master Lease (2)	GLA (3)	Leased (3)	Acres
145	4400 South Western Avenue	Oklahoma City	OK	Freestanding		223,600	22.5%	24
146	3132 East 51st Street	Tulsa	OK	Freestanding		87,200	100.0%	9
147	1180 Southeast 82nd Avenue	Happy Valley	OR	Mall		144,300	31.2%	12
148	3975 Columbia Avenue	Columbia	PA	Shopping Center	X	86,700	100.0%	8
149	160 North Gulph Road (5)	King Of Prussia	PA	Mall		210,800	82.8%	14
150	1745 Quentin Road	Lebanon	PA	Shopping Center	X(4)	117,200	0.0%	15
151	100 Cross Roads Plaza	Mount Pleasant	PA	Shopping Center		86,300	67.7%	10
152	400 North Best Avenue	Walnutport	PA	Freestanding	X	121,200	100.0%	16
153	PR 167 & Las Cumbres	Bayamon	PR	Shopping Center	X	114,600	100.0%	10
154	400 Calle Betances	Caguas	PR	Mall	X	138,700	100.0%	8
155	Plaza Carolina Station	Carolina	PR	Mall	X	198,000	100.0%	11
156	Martinez Nadal Avenue	Guaynabo	PR	Shopping Center	X	223,500	91.9%	18
157	PR Road 2, Km 149.5	Mayaguez	PR	Shopping Center	X	118,200	100.0%	13
158	2643 Ponce Bypass	Ponce	PR	Shopping Center	X	126,900	100.0%	9
159	650 Bald Hill Road	Warwick	RI	Shopping Center		131,500	93.6%	20
160	3801B Clemson Boulevard	Anderson	SC	Shopping Center		119,300	100.0%	12
161	7801 Rivers Avenue	Charleston	SC	Mall		121,300	55.9%	14
162	2800 North Germantown Parkway	Cordova	TN	Mall		160,900	0.0%	12
163	4570 Poplar Avenue	Memphis	TN	Freestanding		112,700	87.7%	11
164	12625 North Interstate Highway 35	Austin	TX	Shopping Center		52,700	100.0%	25
165	9484 Dyer Street	El Paso	TX	Freestanding		114,200	60.2%	11
166	300 Baybrook Mall	Friendswood	TX	Mall		166,000	0.0%	13
167	303 Memorial City	Houston	TX	Mall		214,400	100.0%	20
168	12605 North Gessner Road	Houston	TX	Freestanding		134,000	100.0%	11
169	6301 Northwest Loop 410	Ingram	TX	Mall		168,400	0.0%	12
170	2501 Irving Mall	Irving	TX	Mall		92,000	83.5%	18
171	201 Central Park Mall	San Antonio	TX	Freestanding		164,200	96.1%	15
172	4000 North Shepherd	Shepherd	TX	Freestanding	X	201,700	100.0%	12
173	13131 Preston Road	Valley View	TX	Mall		235,000	24.9%	23
174	9570 Southwest Freeway	Westwood	TX	Freestanding		213,600	100.0%	18
175	2010 North Main Street	Layton	UT	Shopping Center		176,800	84.1%	14
176	7453 South Plaza Center Drive	West Jordan	UT	Shopping Center		171,000	100.0%	12
177	5901 Duke Street	Alexandria	VA	Mall	X	262,100	100.0%	18
178	1401 Greenbrier Parkway	Chesapeake	VA	Mall		162,000	50.6%	15
179	12000 Fair Oaks Mall	Fairfax	VA	Mall		211,000	85.0%	15
180	4588 Virginia Beach Boulevard	Virginia Beach	VA	Mall		197,300	56.0%	14

PROPERTY INFORMATION

Wholly Owned Properties (cont’d)

December 31, 2019

					Holdco	Total		Land
	Property Address	City	State	Property Type (1)	Master Lease (2)	GLA (3)	Leased (3)	Acres
181	141 West Lee Highway	Warrenton	VA	Shopping Center		75,500	82.4%	9
182	2200 148th Avenue Northeast	Redmond	WA	Shopping Center		230,700	0.0%	15
183	5200 South 76th Street	Greendale	WI	Mall		187,400	75.5%	21
184	53 West Towne Mall	Madison	WI	Mall		112,800	98.0%	18
	Total - Wholly-Owned Properties					28,720,800	43.3%	2,456

(1)

Company classification.  Mall properties are attached to regional malls; Shopping Center properties include properties attached, within or adjacent to neighborhood shopping or power centers, as well as freestanding properties.

(2)	Denotes property subject to the Holdco Master Lease.
(3)	Based on signed leases as of December 31, 2019.
(4)	Denotes property subject to a recapture or termination notice pursuant to the terms of the Holdco Master Lease.
(5)	Property is subject to a ground lease.

DISCLOSURES

Non-GAAP Measures

The Company makes reference to NOI, Total NOI, EBITDAre, Company EBITDA, FFO and Company FFO which are financial measures that include adjustments to accounting principles generally accepted in the United States (“GAAP”).

None of NOI, Total NOI, EBITDAre, Company EBITDA, FFO or Company FFO, are measures that (i) represent cash flow from operations as defined by GAAP; (ii) are indicative of cash available to fund all cash flow needs, including the ability to make distributions; (iii) are alternatives to cash flow as a measure of liquidity; or (iv) should be considered alternatives to net income (which is determined in accordance with GAAP) for purposes of evaluating the Company’s operating performance.  Reconciliations of these measures to the respective GAAP measures we deem most comparable have been provided in this Supplemental Information package.

Net Operating Income ("NOI”), Total NOI and Annualized Total NOI

NOI is defined as income from property operations less property operating expenses.  The Company believes NOI provides useful information regarding Seritage, its financial condition, and results of operations because it reflects only those income and expense items that are incurred at the property level.

The Company also uses Total NOI, which includes its proportional share of unconsolidated properties.  This form of presentation offers insights into the financial performance and condition of the Company as a whole given the Company’s ownership of unconsolidated properties that are accounted for under GAAP using the equity method.  The Company also considers Total NOI to be a helpful supplemental measure of its operating performance because it excludes from NOI variable items such as termination fee income, as well as non-cash items such as straight-line rent and amortization of lease intangibles.

Annualized Total NOI is an estimate, as of the end of the reporting period, of the annual Total NOI to be generated by the Company’s portfolio including all signed leases and modifications to the Original Master Lease and Holdco Master Lease with respect to recaptured space.   We calculate Annualized Total NOI by adding or subtracting current period adjustments for leases that commenced or expired during the period to Total NOI (as defined) for the period and annualizing, and then adding estimated annual Total NOI attributable to SNO leases and subtracting estimated annual Total NOI attributable to Sears Holdings and Holdco space to be recaptured.

Annualized Total NOI is a forward-looking non-GAAP measure for which the Company does not believe it can provide reconciling information to a corresponding forward-looking GAAP measure without unreasonable effort.

Earnings before Interest Expense, Income Tax, Depreciation, and Amortization for Real Estate ("EBITDAre") and Company EBITDA

EBITDAre is calculated in accordance with the definition set forth by the National Association of Real Estate Investment Trusts ("NAREIT"), which may not be comparable to measures calculated by other companies who do not use the NAREIT definition of EBITDA.  EBITDAre is calculated as net income computed in accordance with GAAP, excluding interest expense, income tax expense, depreciation and amortization, gains (or losses) from property sales and impairment charges on depreciable real estate assets.  The Company believes EBITDAre provides useful information to investors regarding our results of operations because it removes the impact of the Company’s capital structure (primarily interest expense) and its asset base (primarily depreciation and amortization).  Management also believes the use of EBITDAre facilitates comparisons between us and other equity REITs and real property owners that are not REITs.

The Company makes certain adjustments to EBITDAre, which it refers to as Company EBITDA, to account for certain non-cash and non-comparable items, such as termination fee income, unrealized loss on interest rate cap, litigation charges, acquisition-related expenses and certain up-front-hiring costs that it does not believe are representative of ongoing operating results.

Funds From Operations ("FFO") and Company FFO

FFO is calculated in accordance with NAREIT which defines FFO as net income computed in accordance with GAAP, excluding gains (or losses) from property sales, real estate related depreciation and amortization, and impairment charges on depreciable real estate assets.  The Company considers FFO a helpful supplemental measure of the operating performance for equity REITs and a complement to GAAP measures because it is a recognized measure of performance by the real estate industry.

DISCLOSURES

The Company makes certain adjustments to FFO, which it refers to as Company FFO, to account for certain non-cash and non-comparable items, such as termination fee income, unrealized loss on interest rate cap, litigation charges, acquisition-related expenses, amortization of deferred financing costs and certain up-front-hiring costs, that it does not believe are representative of ongoing operating results.

Forward-Looking Statements

This document contains forward-looking statements within the meaning of the federal securities laws. Forward-looking statements relate to expectations, beliefs, projections, future plans and strategies, anticipated events or trends and similar expressions concerning matters that are not historical facts. In some cases, you can identify forward-looking statements by the use of forward-looking terminology such as “may,” “will,” “should,” “expects,” “intends,” “plans,” “anticipates,” “believes,” “estimates,” “predicts,” or “potential” or the negative of these words and phrases or similar words or phrases that are predictions of or indicate future events or trends and that do not relate solely to historical matters. Forward-looking statements involve known and unknown risks, uncertainties, assumptions and contingencies, many of which are beyond the company’s control, which may cause actual results to differ significantly from those expressed in any forward-looking statement. Factors that could cause or contribute to such differences include, but are not limited to: our historical exposure to Sears Holdings and the effects of its previously announced bankruptcy filing; Holdco’s termination and other rights under its master lease with us; competition in the real estate and retail industries; risks relating to our recapture and redevelopment activities; contingencies to the commencement of rent under leases; the terms of our indebtedness; restrictions with which we are required to comply in order to maintain REIT status and other legal requirements to which we are subject; and our relatively limited history as an operating company.  For additional discussion of these and other applicable risks, assumptions and uncertainties, see the “Risk Factors” and forward-looking statement disclosure contained in our filings with the Securities and Exchange Commission, including the risk factors relating to Sears Holdings and Holdco.  While we believe that our forecasts and assumptions are reasonable, we caution that actual results may differ materially.  We intend the forward-looking statements to speak only as of the time made and do not undertake to update or revise them as more information becomes available, except as required by law.

Seritage Growth Properties

500 Fifth Avenue | New York, NY 10110

212-355-7800 | www.seritage.com